Exhibit 32.1

CERTIFICATION

In connection with the Quarterly Report of Aceto Corporation, a New York corporation (the “Company”), on Form 10-Q for the period ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Salvatore Guccione, President and Chief Executive Officer, certify, pursuant to Section 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Salvatore Guccione
President and Chief Executive Officer (Principal Executive Officer)
November 6, 2015